SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Lincoln Variable Insurance Products Trust

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46802

June 24, 2019

Re: LVIP Goldman Sachs Income Builder Fund

Dear Contract Owners and Shareholders:

You currently have an investment interest in the LVIP Goldman Sachs Income Builder Fund (the “Fund”). In the attached Proxy Statement, you are being asked to vote on the liquidation of the Fund. The Fund is part of Lincoln Variable Insurance Products Trust (the “Trust”), and has been available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”).

On March 5, 2019, the Board of Trustees of the Trust (the “Board”), upon the recommendation of Lincoln Investment Advisors Corporation (the “Adviser”), the investment adviser of the Fund, considered and approved the liquidation of the Fund and agreed to submit the Plan of Liquidation to shareholders for approval.

You are being asked to approve the Plan of Liquidation of the Fund. If the proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the date of the Fund’s liquidation, your contract/account value will be reinvested in either the Goldman Sachs VIT Government Money Market Fund or the LVIP Government Money Market Fund.

The Board recommends that you vote “For” the Plan of Liquidation as described in the enclosed Proxy Statement. Your vote is important – even if you elect to move to a new investment option before the liquidation.

Please read the Proxy Statement and consider it carefully before casting your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support.

If you have any questions about the Meeting, please feel free to call (800) 4LINCOLN (454-6265).

Sincerely,

/s/ Jayson R. Bronchetti
Jayson R. Bronchetti
President
Lincoln Variable Insurance Products Trust

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Notice of Special Meeting of Shareholders

LVIP Goldman Sachs Income Builder Fund

Scheduled for September 18, 2019

Dear Contract Owners and Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the LVIP Goldman Sachs Income Builder Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), is scheduled for September 18, 2019 at 11:00 a.m. Eastern Time, at the offices of the Trust located at 1300 South Clinton Street, Fort Wayne, Indiana 46802 for the following purposes:

(1)	To approve a Plan of Liquidation providing for the liquidation of the Fund; and

(2)	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Only shareholders of record at the close of business on June 14, 2019 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Fund on the record date are entitled to vote as though they were direct shareholders of the Fund.

The shares of the Fund are sold, directly or indirectly, primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”), that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. For convenience, contract owners, policy holders, and plan participants are referred to collectively herein as “Contract Owners.” Contract Owners have the right to instruct Lincoln Life and Lincoln New York, as the record owners of shares of the Fund that are owned in the Accounts, how to vote the shares of the Fund that are attributable to those Accounts at the Meeting.

To assist you, a proxy card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. The proxy is being solicited on behalf of the Board.

We realize that you may not be able to attend the Meeting to vote your proxy in person. However, we do need your vote. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return the proxy card included with this Proxy Statement in the enclosed postage-paid envelope or provide your proxy by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. Proxies must be received by 4:00 p.m. Eastern Time on September 16, 2019. If you decide to attend the Meeting, you may revoke your prior proxy and vote in person. The number of shares of the Fund attributable to you will be voted in accordance with your proxy card.

It is important for you to vote on the proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the proposal.

The date of the first mailing of the proxy card and this Proxy Statement to shareholders and to the corresponding Contract Owners will be on or about July 8, 2019. If you have any questions about the Meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

By Order of the Board of Trustees of the Trust

/s/ Samuel K. Goldstein

Samuel K. Goldstein, Esq.
Assistant Secretary
June 24, 2019

Important notice regarding the availability of proxy materials for the shareholder Meeting to be held on September 18, 2019: this Notice of Special Meeting of Shareholders, Proxy Statement, and the form of voting instruction and proxy card are available on the Internet at https://www.proxy-direct.com/lin-30621.

PROXY STATEMENT

June  24, 2019

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

LVIP BLACKROCK MULTI-ASSET INCOME FUND

TO BE HELD ON SEPTEMBER 18, 2019

Relating to the liquidation of the LVIP Goldman Sachs Income Builder Fund

INTRODUCTION

This proxy statement (“Proxy Statement”) relates to a Special Meeting of shareholders (the “Meeting”) of the LVIP Goldman Sachs Income Builder Fund (the “Liquidating Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”), to be held on September 18, 2019. As more fully described in this Proxy Statement, the purpose of the Meeting is for shareholders to consider and to vote on the proposed Plan of Liquidation (the “Proposal”) that would provide for the liquidation of the Liquidating Fund (the “Liquidation”). If the Proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the Liquidation, your contract/account value will be reinvested in either the Goldman Sachs VIT Government Money Market Fund or the LVIP Government Money Market Fund per the liquidation chart below under the Summary of the Plan of Liquidation section.

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY AND REVIEW THE PLAN OF LIQUIDATION WHICH IS ATTACHED AS APPENDIX A, AS WELL AS THE GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND’S SUMMARY PROSPECTUS DATED APRIL 30, 2019 AND THE LVIP GOVERNMENT MONEY MARKET FUND’S SUMMARY PROSPECTUS DATED MAY 1, 2019, WHICH ARE BEING PROVIDED TO YOU ALONG WITH THIS PROXY STATEMENT. YOU SHOULD ALSO CONSULT THE GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND’S STATUTORY PROSPECTUS DATED APRIL 30, 2019 OR THE LVIP GOVERNMENT MONEY MARKET FUND’S STATUTORY PROSPECTUS DATED MAY 1, 2019 FOR MORE INFORMATION ABOUT THOSE FUNDS, WHICH CAN BE FOUND AT WWW.GSAMFUNDS.COM/VITFUNDS AND WWW.LINCOLNFINANCIAL.COM/LVIP, RESPECTIVELY.

In connection with this Proxy Statement, please note the following:

•	The Liquidation will not affect the value of a Contract Owner’s investments.
•	The Liquidation will not be a taxable transaction for Contract Owners.
•	The Adviser will bear all expenses associated with this Proxy Statement and the liquidation.
•	Every vote counts.

BACKGROUND

The Liquidating Fund is available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued or administered by The Lincoln National Life Insurance Company (“Lincoln Life”), an Indiana insurance company located at 1300 S. Clinton St., Fort Wayne, Indiana 46802, and Lincoln Life & Annuity Company of New York, a New York insurance company located at 100 Madison Street, Suite 1860, Syracuse, NY 13202 (“Lincoln New York” and, together, “Lincoln”). Contract owners who selected the Liquidating Fund for investment through a Lincoln Contract (the “Contract Owners”) have a beneficial interest in the Liquidating Fund, but do not directly hold shares of the Liquidating Fund. Lincoln, which uses the Liquidating Fund as a funding vehicle, is the shareholder of record of the Liquidating Fund and, as the legal owner of the Liquidating Fund’s shares, has sole voting and investment power with respect to the shares, but passes through any voting rights to Contract Owners. Accordingly, for ease of reference throughout this Proxy Statement, Contract Owners also may be referred to as “shareholders.”

Upon the recommendation of the Adviser, the Trust’s Board, including a majority of the Independent Trustees, considered and approved a Plan of Liquidation for the Liquidating Fund and authorized sending a proxy statement to shareholders and Contract Owners of the Liquidating Fund to solicit approval of the Plan of Liquidation.

The Board recommends that Contract Owners of the Liquidating Fund approve the Proposal.

THE LIQUIDATION

Reasons for the Liquidation

The Adviser’s recommendation to liquidate the Liquidating Fund stems primarily from the low asset levels of the Liquidating Fund, which has resulted in it failing to attain economies of scale that would benefit shareholders. The Liquidating Fund’s assets were approximately $25,655,286 as of May 31, 2019. The Adviser considered several alternatives, including continuing the status quo, increasing distribution efforts, restructuring the Liquidating Fund and merging the Liquidating Fund into another fund. However, the Adviser does not expect the Liquidating Fund to achieve significant asset growth in the foreseeable future so as to be viable in the long term. Accordingly, the Adviser recommends liquidating the Liquidating Fund.

Approval of the Liquidation

The Adviser advised the Board that it would seek to liquidate the Liquidating Fund, subject to shareholder approval of a Plan of Liquidation. A Plan of Liquidation then was presented to the Board and approved at a meeting on March 5, 2019. At that meeting, the Trustees, including a majority of the Independent Trustees, reviewed the Adviser’s recommendation for the Liquidation of the Liquidating Fund, including the information stated above in Reasons for the Liquidation, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by the Adviser regarding the Liquidation. The Independent Trustees had the assistance of their independent counsel during their review. In approving the liquidation, the Board considered several factors in connection with the proposed Liquidation, including but not limited to the following: (a) the current and expected size of the Liquidating Fund; (b) the Adviser’s recommendation to liquidate the Liquidating Fund, including the alternatives to liquidation considered; (c) the terms and conditions of the proposed Plan of Liquidation and (d) that the Adviser will pay the costs incurred as a result of the proposed Liquidation, which are estimated at approximately $15,000.

The Trust’s Board determined that the Plan of Liquidation would be in the best interests of the Liquidating Fund’s shareholders. The Trust is a Delaware statutory trust and its Declaration of Trust provides that a fund may be terminated by the affirmative vote of a majority of the Board. However, the Staff of the Securities and Exchange Commission (the “SEC”) has taken the view that when a variable product fund is affiliated with the insurance company that sponsors the variable product, the Investment Company Act of 1940 prohibits the liquidation of the fund and the subsequent reinvestment of those assets in a money market fund unless the insurance company has received an SEC substitution order or shareholder approval. Thus, the Board approved the Plan of Liquidation for the Liquidating Fund, subject to shareholder approval.

SUMMARY OF THE PLAN OF LIQUIDATION

The Plan of Liquidation provides for the liquidation of the Liquidating Fund on or about October 18, 2019 (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the Liquidating Fund will be converted to cash or cash equivalents, and the Liquidating Fund will satisfy Federal income and excise tax distribution requirements and pay, or make reasonable provision to pay, all known or reasonably ascertainable liabilities, claims and obligations, known to the Liquidating Fund and all claims and obligations which are known to the Liquidating Fund but for which the identity of the claimant is unknown. On the Liquidation Date, the Liquidating Fund’s remaining assets will be distributed ratably to insurance company separate accounts for the benefit of the Liquidating Fund’s beneficial owners.

Lincoln has informed the Trust that, unless otherwise instructed, the distributed assets will be immediately reinvested in the default money market investment option available within each Contract. The following table shows the default money market fund investment option (“Default Investment Option”) for each affected Contract:

For beneficial owners of this share class of the Liquidating Fund	who hold shares through this product,	...proceeds will be swept into this fund and share class

Standard	COLI	LVIP Government Money Market Fund – Standard
	Lincoln Investor Advantage (RIA)	Goldman Sachs VIT Government Money Market Fund – Institutional
	Investment Solutions RIA	LVIP Government Money Market Fund – Standard
	Lincoln Investor Advantage RIA Class	LVIP Government Money Market Fund – Standard

Service	Lincoln Investor Advantage (B Share, C Share, Fee Based)	Goldman Sachs VIT Government Money Market Fund – Service
	Lincoln Investor Advantage Advisory	LVIP Government Money Market Fund – Service
	Lincoln Investor Advantage 2018 (B Share & C Share)	Goldman Sachs VIT Government Money Market Fund – Service
	ChoicePlus – Access & Bonus (LL, LNY)	LVIP Government Money Market Fund – Standard
	ChoicePlus B Share (LL, LNY)	LVIP Government Money Market Fund – Standard
	ChoicePlus Assurance B Share, C Share, L Share, Bonus	LVIP Government Money Market Fund – Service
	ChoicePlus Design	LVIP Government Money Market Fund – Service
	ChoicePlus II (pre 6-6-05)	LVIP Government Money Market Fund – Standard
	ChoicePlus Assurance A-Share (Post 6-6-05) & (A Share-Fee Based 2010)	LVIP Government Money Market Fund – Service
	ChoicePlus (Assurance Series (LPL), Signature, Rollover)	LVIP Government Money Market Fund – Service
	ChoicePlus Assurance Prime	LVIP Government Money Market Fund – Service
	Choice Plus (Advisory)	LVIP Government Money Market Fund – Service

Shareholder approval of the Plan of Liquidation would obviate the need for an SEC substitution order to substitute a Contract Owner’s interest in the Liquidating Fund with an interest in the applicable Default Investment for any Contract Owners who did not move their money out of the Liquidating Fund prior to the Liquidation Date (as defined above).

The Plan of Liquidation is structured so as not to result in any dilution of the interests of any shareholders. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Liquidation. Please refer to Appendix A to review the terms and conditions of the Plan of Liquidation.

The Plan of Liquidation may be amended by the Board as may be necessary or appropriate to effect the liquidation of the Liquidating Fund. In addition, the Board may discontinue the Plan of Liquidation at any time if it determines that measure would be advisable and in the best interests of the Liquidating Fund and its shareholders. The Plan of Liquidation shall be deemed discontinued in the event the Liquidating Fund’s shareholders do not approve the Plan.

Effect of the Plan of Liquidation

The Plan of Liquidation is not expected to affect the value of your interest in your Contract. Prior to the proposed Liquidation, Contract Owners will be provided an opportunity to transfer their assets to one of the other investment options available under their Contracts, and will continue to be able to redeem or exchange their shares. If the Plan of Liquidation is approved and a Contract Owner does not select a new investment option prior to the Liquidation Date, the Contract Owner will beneficially own, immediately after the Liquidation, a number of shares of the applicable Default Investment Option having the same value as the value of the shares of the Liquidating Fund beneficially owned by that Contract Owner immediately prior to the Liquidation. After the Liquidation, such Contract Owners will indirectly bear the fees and expenses of the applicable Default Investment Option, but the Liquidation will not result in any change to a Contract Owner’s Contract fees or charges.

Purchase and redemption requests for the Liquidating Fund received after the Liquidation will be treated as requests for the purchase or redemption of the shares of the applicable Default Investment Option. Following the Liquidation, the Liquidating Fund will hold no assets and be dissolved.

Expenses of the Liquidation

The Adviser will bear the expenses of the Liquidation, including preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, the cost of preparing and filing a final tax return and other regulatory filings, legal fees, accounting fees, custody and transfer agency fees, brokerage fees and expenses of holding shareholders’ meetings. The Adviser estimates the expenses of the Liquidation will total approximately $15,000.

Tax Considerations: The Liquidation will be a Non-taxable Event for Contract Owners

The Liquidation will not cause affected Contract Owners to recognize any gain or loss for Federal income tax purposes.

INFORMATION ABOUT THE GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND

The Goldman Sachs VIT Government Money Market Fund summary prospectus dated April 30, 2019 is being provided to you along with this Proxy Statement.

Goldman Sachs VIT Government Money Market Fund as the Default Investment Option

Proceeds of the Liquidation will be reinvested in the Goldman Sachs VIT Government Money Market Fund for owners of the following products if the Contract Owner has not elected to transfer from the Liquidating Fund to a new investment option prior to the Liquidation Date:

•	Lincoln Investor Advantage (RIA);
•	Lincoln Investor Advantage (B Share, C Share, Fee Based); and
•	Lincoln Investor Advantage 2018 (B Share and C Share).

The Goldman Sachs VIT Government Money Market Fund will be used because it is the only money market investment option available within the Lincoln Investor Advantage (RIA) product.

INFORMATION ABOUT THE LVIP GOVERNMENT MONEY MARKET FUND

The LVIP Government Money Market Fund summary prospectus dated May 1, 2019 is being provided to you along with this Proxy Statement.

LVIP Government Money Market Fund as the Default Investment Option

Proceeds of the Liquidation will be reinvested in the LVIP Government Money Market Fund for owners of the following products who have not elected to transfer from the Liquidating Fund to a new investment option prior to the Liquidation Date:

•	COLI;
•	Investment Solutions RIA;
•	Lincoln Investor Advantage RIA Class;
•	Lincoln Investor Advantage Advisory;
•	ChoicePlus – Access & Bonus (LL, LNY);
•	ChoicePlus Assurance B Share, C Share, L Share, Bonus;
•	ChoicePlus Design;
•	ChoicePlus II (pre 6-6-05);
•	ChoicePlus Assurance A-Share (Post 6-6-05) & (A Share-Fee Based 2010);
•	ChoicePlus (Assurance Series (LPL), Signature, Rollover);
•	ChoicePlus Assurance Prime; and
•	ChoicePlus (Advisory).

The LVIP Government Money Market Fund will be used because it is the only money market investment option available within these products. Lincoln may be subject to potential conflicts of interest relating to investments in the LVIP Government Money Market Fund (see Potential Benefits to the Adviser and its Affiliates section below for further information).

Potential Benefits to the Adviser and its Affiliates

The Adviser or its affiliates may realize benefits as a result of the investment in the LVIP Government Money Market Fund and therefore may be faced with potential conflicts of interest relating to Lincoln’s selection of the default investment option. In that regard, it should be noted that, with respect to the Service Class shares only, an affiliate of Lincoln will be paid by the distributor of the LVIP Government Money Market Fund a fee at an annual rate of up to 0.25% of the average daily net assets of Contracts invested in the Fund for providing various services to shareholders pursuant to the Liquidating Fund’s Distribution and Service Plan. Currently, the Service Class shares of the Liquidating Fund pay up to 0.25% of its average daily net assets to broker-dealers that provide various services to shareholders. Additionally, the Adviser serves as the investment adviser to the LVIP Government Money Market Fund and will be paid a management fee at an annual rate of up to 0.38% of the average daily net assets of Contracts invested in the Liquidating Fund.

ADDITIONAL INFORMATION ABOUT THE LIQUIDATION

Purchases and Transfers into the Liquidating Fund

If the Plan of Liquidation is approved, purchases and transfers into the Liquidating Fund may not be accepted after the close of business on October 17, 2019.

Future Allocation of Premiums will be treated as orders for the applicable Default Investment Option

Once the Liquidation is approved and completed, any order associated with new premiums or transfer (purchases and redemptions) for the Liquidating Fund will be deemed as a request for the purchase or redemption of shares of the applicable Default Investment Option.

Transfers out of the Liquidating Fund

Shareholders may transfer out of the Liquidating Fund into any other investment option available under their Contract at any time up to the close of business on October 17, 2019. Any shares of the Liquidating Fund held at the close of business on October 18, 2019 will be liquidated and automatically reinvested in shares of the applicable Default Investment Option. Transfers out of the Liquidating Fund within 30 days prior to the Liquidation and transfers out of the applicable Default Investment Option within 30 days after the Liquidation will not count as transfers for purposes of transfer limitations under the Contracts. Supplements to the prospectuses will be issued for the affected Contracts advising Contract Owners of their rights to transfer under their respective Contracts.

Failure to Approve the Plan of Liquidation

If shareholders/Contract Owners of the Liquidating Fund do not approve the Plan of Liquidation, the Plan of Liquidation will not be implemented. The Board then would meet to consider what, if any, steps to take with respect to the Liquidating Fund.

GENERAL INFORMATION ABOUT THIS PROXY

Share Ownership

At the close of business on June 14, 2019 (the “Record Date”), there were XXX outstanding Standard Class shares of the Liquidating Fund and XXX outstanding Service Class shares of the Liquidating Fund. Both Standard Class and Service Class shares of the Liquidating Fund are offered as investments within Lincoln Contracts. Lincoln Life and Lincoln New York are the record owners of the shares of the Liquidating Fund underlying the Contracts, but are soliciting voting instructions from Contract Owners having contract value invested in the Liquidating Fund (a beneficial interest) through their respective separate accounts.

Because the Liquidating Fund is available as an investment for variable annuity contracts and variable life insurance policies offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of the Liquidating Fund (i.e., by owning more than 25%). As of the Record Date, Lincoln Life and Lincoln New York owned XXX and XXX shares of the Liquidating Fund, respectively, which represents 0.XX% and 0.XX% of the Liquidating Fund’s outstanding shares, respectively. To the knowledge of the Trust, as of the Record Date, no current Trustee or executive officer of the Trust owned any separate account units attributable to 1% or more of the assets of any class of the Liquidating Fund.

As of June 14, 2019, there were no shareholders that held 5% or more of the outstanding shares of any share class of the Liquidating Fund, except for the insurance company shareholders.

Solicitation of Proxies

In addition to the solicitation of voting instruction forms and proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust also may engage a third-party vendor to solicit proxies from Contract Owners or shareholders. The agreement between Georgeson Inc. a Delaware corporation (operating through its Computershare Fund Services division) (“CFS”) and Lincoln Life states that CFS will provide proxy solicitation and tabulation services for a fee, including out-of-pocket expenses, of approximately $7,000. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Adviser.

Voting Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. At the Meeting, Lincoln Life and Lincoln New York will vote the Liquidating Fund’s shares held in the Accounts, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Liquidating Fund by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing an insurance company how to vote is determined by applying the Contract Owner’s percentage interest in the Liquidating Fund to the total number of votes attributable to the Liquidating Fund. Holders of shares of the Liquidating Fund as of the Record Date are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held.

Lincoln Life and Lincoln New York will vote (i) shares owned by Lincoln Life and Lincoln New York; and (ii) the Liquidating Fund’s shares held by the Accounts for which no timely instructions are received, in proportion to the voting instructions which are received with respect to the Liquidating Fund even if only a small number of Contract Owners provide voting instructions. Therefore, the vote of a small number of shareholders can affect the overall outcome since those fewer votes have a proportional impact. Lincoln Life and Lincoln New York will vote shares of the Liquidating Fund held by each of their separate accounts in accordance with the proxy voting instructions received from its Contract Owners. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the Proposal and Lincoln Life and Lincoln New York may vote in accordance with their judgment with respect to other matters not now known to the Board that may be presented at the Meeting.

Contract Owners may vote by mail, telephone, Internet or in person. Voting instructions must be received by 4:00 p.m. Eastern Time on September 16, 2019. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope. Contract Owners may also vote by attending the Meeting.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the address of the Trust provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Meeting.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposal in this Proxy Statement. Holders of 33 1⁄3% of the outstanding shares of the Liquidating Fund on the Record Date, present in person or by proxy at the Meeting, shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the meeting (including Lincoln Life and Lincoln New York) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Since Lincoln Life and Lincoln New York are the owners of record of all of the outstanding shares of the Liquidating Fund, a quorum is expected to be present at the Meeting.

Effects of Abstentions and Broker Non-Votes

Abstentions will be counted as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will have the same effect as an instruction to vote “AGAINST” the Proposal. Each of Lincoln Life and Lincoln New York will vote shares of the Liquidating Fund held in each of its separate accounts for which it has not received timely instructions (or for which a voting instruction proxy card is not properly executed) in the same proportion as it votes shares held by that separate account for which it has received instructions. If no instructions are received for a separate account, Lincoln Life and/or Lincoln New York will vote any shares held by such separate account in the same proportion as votes cast by all of its other separate accounts in the aggregate. Shareholders and Contract Owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the meeting and any adjournments thereof, will be determined as of the Record Date. As a result of this proportional voting, a small number of Contract Owners may determine the outcome of a vote.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because broker-dealers generally will not have discretionary authority to vote the shares held by the beneficial owners on the Proposal and the Proposal is the only item being submitted to shareholders for approval at the Meeting, the Trust does not expect there to be any broker non-votes on the Proposal.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to the Liquidating Fund prior to any adjournment as to which sufficient votes have been received for approval.

Other Matters to Come Before the Meeting

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, Lincoln Life and Lincoln New York intend to vote the Liquidating Fund’s shares in accordance with the judgment of the Board on such matters. The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on any other items (other than the Proposal) that properly come before the Meeting.

Contract Owner and Shareholder Proposals

Under authority granted to the Trustees by the Trust By-laws, and pursuant to applicable law, special meetings are called as required. Contract Owners or shareholders desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly or shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the Liquidating Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the Federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner or shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Trust located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before the Liquidating Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures for Contract Owners or shareholders may be obtained from Lincoln Life, Lincoln New York or the Secretary of the Trust.

Communications to the Board

Shareholders/Contract Owners who wish to communicate to the full Board or to any individual Trustee may address correspondence to LVIP Board of Trustees, c/o The Lincoln National Life Insurance Company at P.O. Box 2340, Fort Wayne, Indiana 46802. Without opening any such correspondence, the Trust’s management promptly will forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

Investment Adviser

The Adviser is located at 150 North Radnor-Chester Road, Radnor, Pennsylvania 19087. The Adviser is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides nationwide insurance and financial services. As of May 31, 2019, the Adviser had more than $160.3 billion in assets under management.

Principal Underwriter and Distributor

Lincoln Financial Distributors, Inc. (“LFD”), is located at 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087 and is an affiliate of the Adviser.

Administrator

Lincoln Life is located at 1300 South Clinton St., Fort Wayne, Indiana 46802 and is an affiliate of the Adviser. Lincoln Life provides various administrative services necessary for the operation of the Trust.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a shareholder of record, unless the Liquidating Fund has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Trust by calling 1-800-454-6265 or if using regular mail, by writing to the Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to the Trust at 1300 S. Clinton St., Fort Wayne, Indiana 46802. The Trust will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Annual and Semi-Annual Reports

Shareholders can obtain a copy of the most recent Annual Report and any Semi-Annual Report of the Liquidating Fund without charge, by calling the Trust at 1-800-454-6265 or if using regular mail, by writing to the Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to the Trust at 1300 S. Clinton St., Fort Wayne, Indiana 46802. You can also access the Annual Reports and Semi-Annual Reports at www.lfg.com/lvip.

PLEASE:

➢	PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

OR

➢	VOTE TELEPHONICALLY BY CALLING (866) 298-8476.

OR

➢	VOTE ON THE INTERNET BY LOGGING ONTO WWW.PROXY-DIRECT.COM AND FOLLOWING THE ONLINE INSTRUCTIONS.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 4:00 P.M. EASTERN TIME ON SEPTEMBER 16, 2018. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

OR

➢	VOTE IN PERSON AT THE SHAREHOLDER MEETING ON SEPTEMBER 18, 2019 AT 11:00 A.M. EASTERN TIME AT THE OFFICES OF THE TRUST LOCATED AT 1300 SOUTH CLINTON STREET, FORT WAYNE, INDIANA 46802.

APPENDIX A

LVIP GOLDMAN SACHS INCOME BUILDER FUND

PLAN OF LIQUIDATION

The following Plan of Liquidation (“Plan”) of the LVIP Goldman Sachs Income Builder Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”), organized and existing under the laws of the State of Delaware and an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), is intended to accomplish the complete liquidation (“Liquidation”) of the Fund. The Liquidation is intended to comply with the laws of the State of Delaware, the 1940 Act, the Internal Revenue Code of 1986 (“Code”), and the Trust’s Declaration of Trust and By-Laws.

WHEREAS, the Trust’s Board of Trustees (“Board”) has determined that the continuation of the Fund would not be in the best interests of the Fund or its shareholders after considering several factors, including but not limited to:

•	The current and expected size of the Fund;
•	The recommendation of Lincoln Investment Advisors Corporation, the Fund’s investment adviser (the “Adviser”), to liquidate the Fund;
•	The terms and conditions of the proposed Plan; and
•	That the Adviser, and not the Fund, will pay the costs specifically incurred as a result of the proposed Liquidation;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Fund and its shareholders to (1) liquidate the Fund, in order to preserve as much of the Fund’s assets as possible for distribution to the Fund’s then-current shareholders, and (2) adopt this Plan as the method of liquidating the Fund; and

WHEREAS, on March 5, 2019, the Board unanimously approved this Plan as being in the best interests of the Fund and its shareholders and adopted this Plan as the method of liquidating the Fund.

NOW, THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1.

Effective Date of Plan. The Plan shall become effective on October 18, 2019, or such other date to be determined by the Chief Executive Officer (“CEO”), President or any Vice President of the Trust (hereinafter, the “Effective Date”).

2.

Solicitation of and Notice to Shareholders. Prior to the Effective Date, the Fund shall, to the extent required under the 1940 Act and applicable law, have obtained shareholder approval of the Liquidation. Prior to the Effective Date, the Fund shall provide; (a) notice to the appropriate shareholders to the effect that this Plan has been approved by the Board and that on October 18, 2019 or such other date as determined by the CEO, President or any Vice President of the Trust (hereinafter, the “Liquidation Date”), all outstanding shares of the Fund shall be liquidated; and (b) any other information required or appropriate under the 1940 Act or other applicable law.

3.

Cessation of Business. On and after the Effective Date, the Fund shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, and distributing its remaining assets ratably among the shareholders of the outstanding shares of the Fund, in accordance with the provisions of the Plan, after discharging or making reasonable provision for the Fund’s liabilities.

4.

Restriction of Sale of Fund Shares. On or before the Effective Date, the Trust shall cease accepting purchase orders for the Fund (including reinvestment of dividends and purchases via automatic investment plans).

5.	Liquidation of Assets. On or before the Liquidation Date, the Fund shall convert all portfolio securities of the Fund to cash or cash equivalents.

6.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. On or prior to the Liquidation Date, the officers of the Trust shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s net tax exempt income and investment company taxable income attributable to the Fund for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

7.

Payment of Debts. On or prior to the Liquidation Date, the Fund shall pay, or make reasonable provision to pay, in full, all known or reasonably ascertainable liabilities, claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations, known to the Fund and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown. Such amounts shall include, without limitation, all charges, taxes and expenses of the Fund, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Fund.

8.

Liquidating Distribution. On the Liquidation Date, the Fund shall distribute to the insurance company separate accounts for the benefit of the Fund’s shareholders of record as of the close of business on the business day preceding the Liquidation Date, all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund (the “Liquidation Proceeds”) ,

a.

except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books;

b.

provided further, notwithstanding anything herein to the contrary, all interests, rights and titles to any claims, whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery claims of the Fund shall be disclaimed, and any and all resulting recoveries shall be returned to the Trust, and shall not be distributed to the Fund’s shareholders of record.

9.	Liquidation. The Fund shall be liquidated on the Liquidation Date in accordance with Section 331 of the Code.

10.

Management and Expenses of the Fund. The Adviser shall bear all the expenses, other than extraordinary expenses, that would otherwise be attributed to the Fund and which are incurred in connection with the carrying out of the Plan, including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of any notices or reports to, or meetings of, shareholders, whether or not the liquidation contemplated by this Plan is effected, to the extent such expenses exceed the amount of the Fund’s normal and customary fees and expenses accrued by the Fund through the Liquidation Date, provided that such accrued amounts are first applied to pay for the Fund’s normal and customary fees and expenses.

11.

Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Fund receives any form of cash or is or becomes entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, any such cash or distribution will be allocated to the Trust in such manner as the CEO, President or any Vice President of the Trust determines is reasonable (and, as a point of clarification, such proceeds may not be distributed to the separate accounts or Contract Owners and may be used to pay general expenses of the Trust).

12.

Lost Shareholders. If the Trust is unable to pay redemption proceeds to shareholders of the Fund because of the inability to locate shareholders to whom redemption proceeds are payable, the Trust may take such steps as an authorized officer of the Trust deems appropriate, which may include creating, in the name and on behalf of the Fund, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expense of such trust shall be charged against the assets therein.

13.

Power of the Board and Trust Officers. The Board of Trustees and the officers of the Trust shall have the authority to do or authorize any acts as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, documents, information returns, tax returns and other papers that may be necessary or appropriate to implement the Plan or that may be required by the provisions of the 1940 Act or other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

14.

Amendment or Abandonment of Plan and Shareholder Approval of Plan. The Board shall have the authority to authorize or ratify such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the State of Delaware, the 1940 Act, the Code, and the Trust’s Declaration of Trust and By-Laws, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Fund shareholders, Fund shareholders will be given prompt and timely notice of such an amendment or modification. In addition, the Board may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders. This Plan shall be deemed abandoned in the event the Fund’s shareholders do not approve the Plan.

15.

Changes to Dates. Each officer of the Trust may modify or extend any of the dates specified in the Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Liquidation Date) if such officer(s) determine, with the advice of the Trust’s counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Fund or to protect the interest of the shareholders of the Fund.

16.

No Personal Obligations. The obligation of the Trust entered into in the name or on behalf of the Trust or Fund by any of the Trustees of the Trust, representatives or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders or representatives of the Trust personally, but bind only the assets of the Trust attributable to the Fund.

IN WITNESS WHEREOF, the Board has caused this Plan to be approved on behalf of the Fund.

Lincoln Variable Insurance Products Trust

On behalf of the LVIP Goldman Sachs Income Builder Fund

By:

Name:	Jayson R. Bronchetti
Title:	President
Date:

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Voting Instruction Card and return it
in the postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by Telephone, you need not return this  Voting Instruction card.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	LVIP GOLDMAN SACHS INCOME BUILDER FUND
(a series of Lincoln Variable Insurance Products Trust) 1300 S. CLINTON STREET FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 18, 2019

This Voting Instruction Card is being solicited on behalf of the Board of Trustees of the Lincoln Variable Insurance Products Trust.

INSURANCE COMPANY DROP-IN.

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the LVIP Goldman Sachs Income Builder Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be held on September 18, 2019, and at any adjournments or postponements thereof.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION  CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

LIN_30621_061019_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

LVIP Goldman Sachs Income Builder Fund

Special Meeting of Shareholders to Be Held on September 18, 2019.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-30621

Please detach at perforation before mailing.

This Voting Instruction Card will be voted as instructed. If no specification is made for the proposal, the Voting Instruction Card will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.

		FOR	AGAINST	ABSTAIN
1.	To approve the liquidation of the assets and dissolution of the LVIP Goldman Sachs Income Builder Fund pursuant to the provisions of a Plan of Liquidation approved by the Board of Trustees of the Trust.	☐	☐	☐

2.	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and
Date Below

Note:	Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	LIN2 30621	M	xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by telephone, you need not return this proxy card.

Please detach at perforation before mailing.

PROXY	LVIP GOLDMAN SACHS INCOME BUILDER FUND
(a series of Lincoln Variable Insurance Products Trust) 1300 S. CLINTON STREET FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 18, 2019

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) Jayson R. Bronchetti, Christina E. Pron, and Teri L. Williams, or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all share classes of the LVIP Goldman Sachs Income Builder Fund, a series of the Lincoln Variable Insurance Products Trust, with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 18, 2019, and at any adjournments or postponements thereof.

I acknowledge receipt of the Notice of the Special Meeting of the Shareholders and accompanying Proxy Statement dated June 24, 2019.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

LIN_30621_061019

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

LVIP Goldman Sachs Income Builder Fund

Special Meeting of Shareholders to Be Held on September 18, 2019.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-30621

Please detach at perforation before mailing.

This proxy will be voted as instructed. If no specification is made for the proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.

		FOR	AGAINST	ABSTAIN
1.	To approve the liquidation of the assets and dissolution of the LVIP Goldman Sachs Income Builder Fund pursuant to the provisions of a Plan of Liquidation approved by the Board of Trustees of the Trust.	☐	☐	☐

2.	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and
Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	LIN1 30621	M	xxxxxxxx	+